Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) $ in Thousands	Dec. 31, 2022 USD ($)
Deferred Tax Assets:
Investment in NuScale Power LLC	$ 122,982
Net operating loss and credit carryforwards	3,577
Stock Compensation	95
Total deferred tax assets	126,654
Valuation allowance	(126,654)
Total	0
Net deferred tax asset	$ 0